CoinShares XRP ETF S-1/A

Exhibit 10.3

TRANSFER AGENT SERVICING AGREEMENT

THIS AGREEMENT is made and entered into as of the last date written on the signature page below, by and between U.S. BANCORP FUND SERVICES, LLC dba U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”), VALKYRIE BITCOIN FUND, a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and VALKYRIE DIGITAL ASSETS LLC, the sponsor of the Funds (the “Sponsor”).

WHEREAS, the Sponsor has exclusive responsibility for the management and control of the business and affairs of the Trust and each Fund; and

WHEREAS, The Trust intends to issue in respect of its portfolios listed on Exhibit A attached hereto (each a “Fund” or an “ETF Series”) an exchange-traded class of shares known as “ETF Shares” for each ETF Series. The ETF Shares shall be created in bundles called “Creation Units.” Each Fund shall create and redeem ETF Shares only in Creation Units principally in kind for portfolio securities of the particular ETF Series (“Deposit Securities”), as more fully described in the current prospectus and statement of additional information of each Fund, included in the Fund’s registration statement on Form S-1, and as authorized under the Order of Exemption filed with the Securities and Exchange Commission. Only brokers or dealers that are “Authorized Participants” and that have entered into an Authorized Participant Agreement with the [Distributor], acting on behalf of the Trust, shall be authorized to create and redeem ETF Shares in Creation Units from the Trust. The Trust wishes to engage Fund Services to perform certain services on behalf of the Trust with respect to the creation and redemption of ETF Shares, as the Trust’s agent, namely: to provide transfer agent services for ETF Shares of each ETF Series; to act as Index Receipt Agent (as such term is defined in the rules of the National Securities Clearing Corporation) with respect to the settlement of trade orders with Authorized Participants; and to provide custody services under the terms of the Custody Agreement, as supplemented hereby, for the settlement of Creation Units against Deposit Securities and/or cash that shall be delivered by Authorized Participants in exchange for ETF Shares and the redemption of ETF Shares in Creation Unit size against the delivery of Redemption Securities and/or cash of each ETF Series.

WHEREAS, each Fund is operated as a commodity pool under the Commodity Exchange Act; and

WHEREAS, each Fund will ordinarily issue for purchase and redeem shares of the Fund (the “Shares) only in aggregations of Shares known as Creation Units (currently 25,000 shares) principally in kind or in cash;

WHEREAS, The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York (“DTC”), will be the registered owner (the “Shareholder”) of all Shares; and

WHEREAS, the Trust and Sponsor desire to retain Fund Services as its transfer agent, dividend disbursing agent, and agent in connection with certain other activities to each series of the Trust listed on Exhibit A attached hereto (as amended from time to time) (each a “Fund” and collectively the “Funds”).

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Appointment of Fund Services as Transfer Agent

The Trust and Sponsor hereby appoints Fund Services as transfer agent of the Trust on the terms and conditions set forth in this Agreement, and Fund Services hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement. The services and duties of Fund Services shall be confined to those matters expressly set forth herein, and no implied duties are assumed by or may be asserted against Fund Services hereunder.

2.	Services and Duties of Fund Services

Fund Services shall provide the following transfer agent and dividend disbursing agent services:

A. Perform and facilitate the performance of purchases and redemption of Creation Units; pursuant to such orders that Fund Services as the Index Receipt Agent shall receive from [Distributor] (“Distributor”) and pursuant to the procedures set forth in the Authorized Participant Agreement entered into by the Funds, Fund Services shall transfer appropriate trade instructions to the Funds’ custodian, U.S. Bank N.A. (“Custodian”), pursuant to that such purchase orders register the appropriate number of book entry only the Funds’ Units in the name of The Depository Trust Company (“DTC”) or its nominee as a unit holder (each an “Authorized Participant”) of the Funds and deliver the Basket of Units of the Funds and pursuant to that such redemption orders redeem the appropriate number of the Funds’ Units that are delivered to the designated DTC Participant Account of the Custodian for redemption and debit such Units from the account of the Authorized Participant on the register of the Funds;

B. Prepare and transmit by means of DTC’s book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the applicable Fund;

C. On behalf of the Funds, Fund Services shall issue the Funds’ Units in Creation Baskets for settlement with purchasers through DTC as the purchaser is authorized to receive. Beneficial ownership of the Funds’ Units shall be shown on the records of DTC and DTC Participants and not on any records maintained by the Fund Services. In issuing the Funds’ Units through DTC to an Authorized Participant, Fund Services shall be entitled to rely upon the latest Instructions that are received from the Distributor concerning the issuance and delivery of such Units for settlement;

D. Fund Services shall not issue on behalf of the Funds any of the Funds’ Units where it has received an Instruction from the Funds or the Distributor or written notification from any federal or state authority that the sale of the Funds’ Units has been suspended or discontinued, and Fund Services shall be entitled to rely upon such Instructions or written notification;

E. The Funds’ Units may be redeemed in accordance with the procedures set forth in the relevant Authorized Participant Agreement and Fund Services shall duly process all redemption requests;

F.  Fund Services will act only upon Instruction from the Funds and/or the Sponsor in addressing any failure in the delivery of cash, treasuries and/or Units in connection with the issuance and redemption of the Funds’ Units;

G. Record the issuance of Shares of the Trust and maintain a record of the total number of Shares of the Trust which are outstanding, and, based upon data provided to it by the Trust, the total number of authorized Shares. Fund Services shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares;

H. Prepare and transmit to the Trust and the Trust’s administrator and to any applicable securities exchange (as specified to Fund Services by the Trust) information with respect to purchases and redemptions of Shares;

I. On days that the Trust may accept orders for purchases or redemptions, calculate and transmit to Fund Services and the Trust the number of outstanding Shares;

J. On days that the Trust may accept orders for purchases or redemptions (pursuant to the Participant Agreement), transmit to Fund Services, the Trust and DTC the amount of Shares purchased on such day;

K. Confirm to DTC the number of Shares issued to the Shareholder, as DTC may reasonably request;

L. Prepare and deliver other reports, information and documents to DTC as DTC may reasonably request;

M. Maintain those books and records of the Trust specified by the Trust and agreed upon by Fund Services;

N. Prepare a monthly report of all purchases and redemptions of Shares during such month on a gross transaction basis, and identify on a daily basis the net number of Shares either redeemed or purchased on such business day and with respect to each Authorized Participant purchasing or redeeming Shares, the amount of Shares purchased or redeemed.

O. Fund Services shall record the issuance of the Funds’ Creation Baskets and maintain, pursuant to Rule 17Ad-14(e) under the Securities Exchange Act of 1934, as amended, a record of the total number of the Funds’ Creation Baskets that are authorized, issued and outstanding based upon data provided to Fund Services by the Funds or the Sponsor. Fund Services shall also provide the Funds on a regular basis with the total number of the Funds’ Units authorized, issued and outstanding; provided however that Fund Services shall not be responsible for monitoring the issuance of such Units or compliance with any laws relating to the validity of the issuance or the legality of the sale of such Units.

P. Subject to and in accordance with Section 9 of the Agreement, Fund Services shall create and maintain such books and record which the Trust or Fund Services is, or may be, required to create and maintain in accordance with all laws, rules, and regulations applicable to Fund Services as Transfer Agent. Fund Services agrees to make all books and records available for inspection and use by the Trust or by the SEC at reasonable times, and to otherwise keep confidential. Fund Services shall maintain such books and records for at least six years or for such other period of time as Fund Services and Trust may mutually agree or as required by all applicable laws, rules, and regulations. Fund Services further agrees that all such books and records shall be the property of the Trust.

Q. Upon reasonable notice by the Trust, Fund Services shall make available during regular business hours all records and other data created and maintained by Fund Services as Transfer Agent for reasonable audit and inspections by the Trust, any person retained by the Trust or any shareholder.

4.	Anti-Money Laundering and Red Flag Identity Theft Prevention Programs

A.	The Trust acknowledges that it had an opportunity to review and consider the written procedures provided by Fund Services describing various processes used by Fund Services which are designed to promote the detection and reporting of potential money laundering activity and identity theft by monitoring certain aspects of shareholder activity as well as written procedures for verifying a customer’s identity (collectively, the “Procedures”). Further, the Trust has determined that the Procedures, as part of the Trust’s overall anti-money laundering program and identity theft prevention program responsibilities, are reasonably designed to help: (i) prevent the Trust from being used for money laundering or the financing of terrorist activities; (ii) prevent identity theft; and (iii) achieve compliance with the applicable provisions of the Bank Secrecy Act, the USA Patriot Act of 2001, the Fair and Accurate Credit Transactions Act of 2003, and the implementing regulations thereunder (together “AML Rules”).

B.	Based on this determination, the Trust hereby instructs and directs Fund Services to implement the Procedures, as applicable, on the Trust’s behalf, as such may be amended from time to time. It is contemplated that these Procedures will be amended from time to time by Fund Services and any such amended Procedures will be provided to the Trust. Should the Trust desire that Fund Services perform services not provided for in the Procedures, such additional services and the associated cost must be specifically detailed in the attached fee schedule.

C.	The Trust acknowledges and agrees that although it is directing Fund Services to implement the Procedures on its behalf, Fund Services is implementing the Procedures as a service provider to the Trust and the Trust is and remains ultimately responsible for complying with all applicable laws, rules, and regulations with respect to anti-money laundering, customer identification, identity theft prevention, economic sanctions, and terrorist financing, whether under the AML Rules, or otherwise, such as, the establishment and board adoption of its own formal anti-money laundering program and the designation of its own anti-money laundering officer, as applicable.

D.	The Trust further acknowledges and agrees that certain portions of the Procedures are applicable to certain products, entities, structures, or geographies and, accordingly, certain portions of the Procedures may not be implemented with respect to the Trust. The Trust has had the opportunity to discuss the Procedures with Fund Services, and the Trust understands and agrees which portions of the Procedures may not be implemented on behalf of the Trust. Without limitation of the foregoing, Fund Services shall not be responsible for providing anti-money laundering or customer identification services with respect to certain intermediary or dealer-controlled customer accounts (i.e., level 0 sub-accounts through the Fund/SERV system operated by the National Securities Clearing Corporation) and other fund client relationships where there is a sub-transfer agency or similar arrangement between the Trust and the intermediary.

E.	The Trust hereby directs, and Fund Services acknowledges, that Fund Services shall (i) permit federal regulators access to such information and records maintained by Fund Services and relating to Fund Services’ implementation of the Procedures, on behalf of the Trust, as they may request, and (ii) permit such federal regulators to inspect Fund Services’ implementation of the Procedures on behalf of the Trust.

5.	Compensation

Fund Services shall be compensated for providing the services set forth in this Agreement in accordance with the fee schedule set forth on Exhibit B attached hereto (as amended from time to time). Fund Services shall be compensated for such miscellaneous expenses (e.g., telecommunication charges, postage and delivery charges, and reproduction charges) as are reasonably incurred by Fund Services in performing its duties hereunder. Fund Services shall also be compensated for any increases in costs due to the adoption of any new or amended industry, regulatory or other applicable rules. The Trust shall pay all such fees and reimbursable expenses within 30 calendar days following receipt of the monthly billing notice, except for any fee or expense subject to a good faith dispute. The Trust shall notify Fund Services in writing within 30 calendar days following receipt of each invoice if the Trust is disputing any amounts in good faith. The Trust shall pay such disputed amounts within 10 calendar days of the day on which the parties agree to the amount to be paid, if any. Notwithstanding anything to the contrary, amounts owed by the Trust to Fund Services shall only be paid out of assets and property of the particular Fund involved.

6.	Representations and Warranties

A.	The Trust and Sponsor hereby represents and warrants to Fund Services, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)	It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)	This Agreement has been duly authorized, executed and delivered by the Trust in accordance with all requisite action and constitutes a valid and legally binding obligation of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(3)	It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement; and

(4)	A registration statement under the 1933 Act, as amended, has been made effective prior to the effective date of this Agreement and will remain effective during the term of this Agreement, and appropriate state securities law filings will be made prior to the effective date of this Agreement and will continue to be made during the term of this Agreement as necessary to enable the Trust to make a continuous public offering of its shares.

(5)	All records of the Trust (including, without limitation, all shareholder and account records) provided to Fund Services by the Trust or by a prior transfer agent of the Trust are accurate and complete and Fund Services is entitled to rely on all such records in the form provided; and

B.	Fund Services hereby represents and warrants to the Trust and Sponsor, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)	It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)	This Agreement has been duly authorized, executed and delivered by Fund Services in accordance with all requisite action and constitutes a valid and legally binding obligation of Fund Services, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(3)	It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement; and

(4)	It is a registered transfer agent under the Exchange Act.

7.	Standard of Care; Indemnification; Limitation of Liability

A.	Fund Services shall exercise reasonable care in the performance of its duties under this Agreement. Neither Fund Services nor any of its affiliates or suppliers shall be liable for any error of judgment; mistake of law; fraud or misconduct by the Trust, any Fund, the adviser or any other service provider to the Trust or a Fund, or any employee of the foregoing; or for any loss suffered by the Trust, a Fund, or any third party in connection with Fund Services’ duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond Fund Services’ reasonable control, except a loss arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if Fund Services has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless Fund Services and its affiliates and suppliers from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that Fund Services or its affiliates and suppliers may sustain or incur or that may be asserted against Fund Services or its affiliates and suppliers by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to Fund Services by any duly authorized officer of the Trust, as approved by the Board of Trustees of the Trust, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Fund Services” shall include Fund Services’ directors, officers and employees. Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, Fund Services shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. Fund Services will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of Fund Services. Fund Services agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect Fund Services’ premises and operating capabilities at any time during regular business hours of Fund Services, upon reasonable notice to Fund Services. Moreover, Fund Services shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of Fund Services relating to the services provided by Fund Services under this Agreement.

Notwithstanding the above, Fund Services reserves the right to reprocess and correct administrative errors at its own expense.

B.	In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C.	The indemnity and defense provisions set forth in this Section 7 shall indefinitely survive the termination and/or assignment of this Agreement.

D.	If Fund Services is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve Fund Services of any of its obligations in such other capacity.

8.	Data Necessary to Perform Services

The Trust or its agent shall furnish to Fund Services the data necessary to perform the services described herein at such times and in such form as mutually agreed upon.

9.	Proprietary and Confidential Information

A.	Fund Services agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Fund Services may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by the Trust. Records and other information which have become known to the public through no wrongful act of Fund Services or any of its employees, agents or representatives, and information that was already in the possession of Fund Services prior to receipt thereof from the Trust or its agent, shall not be subject to this paragraph.

Further, Fund Services will adhere to the privacy policies adopted by the Trust pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time. In this regard, Fund Services shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to the Trust and its shareholders.

B.	The Trust agrees on behalf of itself and its trustees, officers, and employees to treat confidentially and as proprietary information of Fund Services, all non-public information relative to Fund Services (including, without limitation, the Data and information regarding Fund Services’ pricing, products, services, customers, suppliers, financial statements, processes, know-how, trade secrets, market opportunities, past, present or future research, development or business plans, affairs, operations, systems, computer software in source code and object code form, documentation, techniques, procedures, designs, drawings, specifications, schematics, processes and/or intellectual property), and not to use such information for any purpose other than in connection with the services provided under this Agreement, except (i) after prior notification to and approval in writing by Fund Services, which approval shall not be unreasonably withheld and may not be withheld where the Trust may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by the Fund Services. Information which has become known to the public through no wrongful act of the Trust or any of its employees, agents or representatives, and information that was already in the possession of the Trust prior to receipt thereof from Fund Services, shall not be subject to this paragraph.

C.	Notwithstanding anything herein to the contrary, (i) the Trust shall be permitted to disclose the identity of Fund Services as a service provider, redacted copies of this Agreement, and such other information as may be required in the Trust’s registration or offering documents, or as may otherwise be required by applicable law, rule, or regulation, and (ii) Fund Services shall be permitted to include the name of the Trust in lists of representative clients in due diligence questionnaires, RFP responses, presentations, and other marketing and promotional purposes.

10.	Records

Fund Services shall keep records relating to the services to be performed hereunder in the form and manner, and for such period, as it may deem advisable and is agreeable to the Trust, but not inconsistent with the rules and regulations of appropriate government authorities, in particular, as required by the Securities Exchange Act of 1934, as amended, the rules of the stock exchange on which the Funds’ shares are listed, 17 C.F.R. 4.23 (specifically, the records specified in 17 C.F.R. 4.23(a)(1) through (8), (10) through (12) and (b)(1)), and other applicable federal securities laws and created pursuant to the performance of the Administrator’s obligations under this Agreement. The Administrator will also maintain those records of the Trust and the Funds including any changes, modifications or amendments thereto (the “Fund Records”) and will act as document repository for such Fund Records. Upon receipt of such Fund Records, the Administrator will issue a receipt for such Fund Records. The Administrator shall maintain a complete and orderly inventory of all Fund Records for which it has issued a receipt. The Administrator shall be under no duty or obligation to audit or reconcile the content, nor shall the Administrator be responsible for the accuracy or completeness of those Fund Records not created by the Administrator. Upon written request in a form to be determined by Administrator and the Trust, the Administrator will return or release the requested Fund Records to such persons or entities pursuant to the Instructions provided by the Trust. Once one or more Fund Records have been returned or released by the Administrator, the Administrator shall have no further duty or obligation to act as repository for said previously released Fund Records. The Sponsor represents and warrants that: (a) promptly after the date of this Agreement, it will, at its own expense, deliver, cause to be delivered or make available to the Administrator all of the Fund Records in effect as of the date of this Agreement; (b) it will, on a continuing basis and at its own expense, promptly deliver, cause to be delivered or make available to the Administrator any Fund Records created after the date of this Agreement; (c) it has adequate record-keeping policies and procedures in effect to ensure that all Fund Records are promptly provided to the Administrator pursuant to the terms of this Agreement; (d) it shall be responsible for the accuracy and completeness of any Fund Records not created by the Administrator; and (e) it shall be responsible for ensuring the Trust’s or the Funds’ compliance with, fulfillment of its obligations under or enforcement of, any Fund Records not created by the Administrator. The Administrator acknowledges that the records maintained and preserved by the Administrator pursuant to this Agreement are the property of the Trust and will be, at the Trust’s expense, surrendered promptly upon reasonable request. Notwithstanding the foregoing, Fund Services may retain such copies of such records in such form as may be required to comply with any applicable law, rule, regulation, or order of any governmental, regulatory, or judicial authority of competent jurisdiction. In performing its obligations under this Section, Fund Services may utilize micrographic and electronic storage media as well as independent third party storage facilities.

11.	Compliance with Laws

The Trust has and retains primary responsibility for all compliance matters relating to the Fund, including but not limited to compliance with the 1933 Act, CFTC, NFA, NYSE, the Internal Revenue Code of 1986, the Sarbanes-Oxley Act of 2002, the USA Patriot Act of 2001 and the policies and limitations of the Fund relating to its portfolio investments as set forth in its Prospectus and statement of additional information. Fund Services’ services hereunder shall not relieve the Trust of its responsibilities for assuring such compliance or the Sponsor’s oversight responsibility with respect thereto.

12.	Term of Agreement; Amendment

A.	This Agreement shall become effective as of the date written above and will continue in effect for a period of three (3) years. Following the initial term, this Agreement shall automatically renew for successive one (1) year terms unless either party provides written notice at least 90 days prior to the end of the then current term that it will not be renewing the Agreement.

B.	Subject to Section 16, this Agreement may be terminated by either party (in whole or with respect to one or more Funds) upon giving 90 days’ prior written notice to the other party or such shorter notice period as is mutually agreed upon by the parties.

C.	Fund Services may terminate this Agreement immediately (in whole or with respect to one or more Funds) if the continued service of such Funds or the Trust would cause Fund Services or any of its affiliates to be in violation of any applicable law, rule, regulation, or order of any governmental, regulatory or judicial authority of competent jurisdiction, or if the Funds or the Trust (or any affiliate thereof) commits any act, or becomes involved in any situation or occurrence, tending to bring itself into public disrepute, contempt, scandal, or ridicule, or such that the continued association with the Funds or the Trust would reflect unfavorably upon Fund Services’ reputation, provided that in such event Fund Services shall, to the extent it is legally permitted and able to do so, provide reasonable assistance to transition such Funds or the Trust to a successor service provider.

D.	This Agreement may be terminated by any party upon the breach of the other party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.

This Agreement may not be amended or modified in any manner except by written agreement executed by Fund Services and the Trust, and authorized or approved by the Trust’s Board of Trustees.

13.	Early Termination

In the absence of any material breach of this Agreement, should the Trust elect to terminate this Agreement (in whole or with respect to one or more Funds) prior to the end of the then current term, the Trust agrees to pay the following fees with respect to each Fund subject to the termination:

a.       all monthly fees through the remaining term of the Agreement, including the repayment of any negotiated discounts (provided that no such fees shall be paid with respect to any Fund following the liquidation of such Fund);

b.       all fees associated with converting services to successor service provider;

c.       all fees associated with any record retention and/or tax reporting obligations that may not be eliminated due to the conversion to a successor service provider;

d.       all miscellaneous costs associated with a. to c. above.

14.	Duties in the Event of Termination

In the event that, in connection with the termination of this Agreement, a successor to any of Fund SBFS’ duties or responsibilities hereunder is designated by the Trust by written notice to Fund Services, Fund Services will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by Fund Services under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which Fund Services has maintained the same, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from Fund Services’ personnel in the establishment of books, records, and other data by such successor. If no such successor is designated, then such books, records and other data shall be returned to the Trust and Sponsor.

15.	Assignment

This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of Fund Services, or by Fund Services without the written consent of the Trust accompanied by the authorization or approval of the Trust’s Sponsor.

16.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1933 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1933 Act or any rule or order of the Securities and Exchange Commission thereunder.

17.	No Agency Relationship

Nothing herein contained shall be deemed to authorize or empower either party to act as agent for the other party to this Agreement, or to conduct business in the name, or for the account, of the other party to this Agreement.

18.	Services Not Exclusive

Nothing in this Agreement shall limit or restrict Fund Services from providing services to other parties that are similar or identical to some or all of the services provided hereunder.

19.	Invalidity

Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

20.	Notices

Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below:

Notice to Fund Services shall be sent to:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Attn: President

and notice to the Trust or Sponsor shall be sent to:

Valkyrie Digital Assets LLC

320 Seven Springs Way, Suite 250

Brentwood, Tennessee 37027

21.	Multiple Originals

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

VALKYRIE BITCOIN FUND

By:

Name:	Leah Wald

Title:	Manager of Sponsor

Date:	12/27/2023

VALKYRIE DIGITAL ASSETS LLC

By:

Name:	Leah Wald

Title:	Manager

Date:

U.S. BANCORP FUND SERVICES, LLC

By:

Name:	Greg Farley

Title:	Senior Vice President

Date:	1/5/2024

Exhibit A to the Transfer Agent Servicing Agreement

Separate Series of Trust

Name of Series

Valkyrie Bitcoin Fund

Exhibit B to the Transfer Agent Servicing Agreement

Base Fee for Accounting, Administration, Transfer Agent & Account Services

The following-reflects the greater of the basis point fee or annual minimum where [Adviser’s name] (the “Adviser’’) acts as investment adviser to the fund(s) in the same registered investment company.

Annual Minimum per Fund[1]		Basis Points on Trust AUM[1]
Funds 1-5	$45,000	First $250m	5 bps
Funds 6-10	$40,000	Next $250m	4 bps
Funds 11+	$30,000	Next $2b	3 bps
		Balance	2 bps

See Appendix A for Services and Associated Fees in addition to the Base Fee

See Appendix B for Optional Supplemental Services and Associated in addition to the Base Fee

Once a Fund is operational, should this service agreement with U.S. Bank be terminated prior to the end of the initial two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of the initial two-year period. Following the initial two-year period, this fee schedule will automatically renew (unless otherwise amended or terminated) for successive two- year periods, and should this service agreement with U.S. Bank be terminated prior to the end of such a two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of such two-year period.

Additional services not included herein shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new derivatives risk management and reporting requirements).

1 Subject to annual CPI increase: All Urban Consumers – U.S. City Average” index, provided that the CPI adjustment will not decrease the base fees (even if the cumulative CPI rate at any point in time is negative).

All annual fees described in this fee schedule (including appendices) are calculated pro rata and billed monthly

Appendix A

Accounting, Administration, Transfer Agent Services (in addition to the Base Fee)

Pricing Services

For daily pricing of each securities (estimated 252 pricing days annually)

■	$0.08 – Listed equity instruments and rates including but not limited to: Domestic Equities, Options, ADRs, Foreign Equities, Futures, Forwards, Currency Rates, Total Return Swaps

■	$0.50 – Lower Tier Cost Fixed Income Instruments including but not limited to: Domestic Corporate and Government Agency Bonds, Mortgage Backed Securities, and Municipal Bonds

■	$0.80 – Higher Tier Cost Fixed Income Instruments including but not limited to: CMO and Asset Backed Securities; Money Market Instruments; Foreign Bonds; and High Yield Bonds

■	$1.00- Bank Loans

■	Derivative Instruments are generally charged at the following rates:

○	$0.90 – Interest Rate Swaps, Foreign Currency Swaps

○	$1.50 – Swaptions

○	$3.00 – Credit Default Swaps

■	Intraday money market funds pricing, up to 3 times per day

■	$500 per Month Manual Security Pricing (>25 per day)

Note: Prices are based on using U.S. Bank primary pricing service which may vary by security type and are subject to change. Prices do not include set-up fees which may be charged on certain derivative instruments such as swaps. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security types, such as CLOs, CDOs and complex derivative instruments, which may result in additional swap set up fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action and Factor Services

Fee for ICE data used to monitor corporate actions

■	$2.00 per Foreign Equity Security per Month

■	$1.00 per Domestic Equity Security per Month

■	$2.00 per CMOs, Asset Backed, Mortgage Backed Security per Month

Third Party Administrative Data Charges (descriptive data for analytics, reporting and compliance)

■	$1 per security per month for fund administrative

SEC Modernization Requirements

■	Form N-PORT – $8,000 per year, per Fund

■	Form N-CEN – $250 per year, per Fund

10-Q / 10-K Support

■	$25,000 per fund per year*

*Provide financial data for include in the Fund’s 10-Q / 10-K filings.

Chief Compliance Officer Support Fee

■	CCO support annual fee of $3,000 per trust for each U.S. Bank service selected (administration, accounting, transfer agent, custodian)

This fee includes:

■	Access to the CCO Portal including business line Critical Procedures, Compliance Controls, Reporting on Testing of Compliance Controls, Annual U.S. Bank Global Fund Services CCO Review, SOC1 audits of business lines

■	Quarterly 38a-1 certifications to the CCO regarding any changes to critical policies, procedures and controls and compliance events as required under Rule 38a-1 of the Investment Company Act

■	Quarterly CCO teleconferences and other periodic events and webinars

■	CCO forums held periodically throughout the year in major cities

■	Annual client conference which includes CCO roundtable discussions

■	Note: the CCO Support team does NOT serve as the Fund CCO

Core Tax Services

■	M-1 book-to-tax adjustments at fiscal and excise year-end

■	Prepare tax footnotes in conjunction with fiscal year-end audit

■	Prepare Form 1120-RIC federal income tax return and relevant schedules

■	Prepare Form 8613 and relevant schedules

■	Prepare Form 1099-MISC Forms

■	Prepare Annual TDF FBAR (Foreign Bank Account Reporting) filing

■	Prepare state returns (Limited to two) and Capital Gain Dividend Estimates (Limited to two).

Miscellaneous Expenses

All other miscellaneous fees and expenses, including but not limited to the following, will be separately billed as incurred: Charges associated with accelerated effectiveness at DTCC, Portfolio Composition File (PCF) management services, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing and legal expenses, wash sales reporting (GainsKeeper), tax e-filing, PFIC monitoring, conversion expenses (if necessary), and travel related costs.

Appendix B

OPTIONAL Services for Fund Accounting, Fund Administration & Portfolio Compliance (provided by U.S. Bank upon client need and/or request)

Daily Compliance Services

■	Base fee – $20,000 per fund per year

■	Setup – $2,500 per fund group

Quarterly Compliance Monitoring

■	Fees will be assessed.

SEC Derivatives Rule 18f-4 Confluence Technologies Offering

Offering	Price per Fund per Month
Limited Derivatives User	$120
Full Derivatives User (no OTC derivatives)	$300
Full Derivative User (with 1-5 OTC derivatives)	$400
Full Derivative User (with 5 or more OTC derivatives)	$500

Controlled Foreign Corporation (CFC)

■	U.S. Bank Fee Schedule plus $15,000

C- Corp Administrative Services

■	1940 Act C-Corp – U.S. Bank Fee Schedule plus $15,000

■	1933 Act C-Corp – U.S. Bank Fee Schedule plus $25,000

Section 15(c) Reporting

■	$2,000 per fund per standard reporting package*

*Standard reporting packages for annual 15(c) meeting

■	Expense reporting package: 2 peer comparison reports (adviser fee) and (net expense ratio w classes on one report) OR Full 15(c) report

■	Performance reporting package: Peer Comparison Report

■	Additional 15c reporting is subject to additional charges

■	Standard data source – Morningstar; additional charges will apply for other data services

Optional Tax Services

Additional services excluded from the Base Fee are:

■	Prepare book-to-tax adjustments & Form 5471 for Controlled Foreign Corporations (CFCs) – $5,000 per year

■	Additional Capital Gain Dividend Estimates – (First two included in core services) – $1,000 per additional estimate

■	State tax returns - (First two included in core services) – $1,500 per additional return

Tax Reporting – C-Corporations

Federal Tax Returns

■	Prepare corporate Book to tax calculation, average cost analysis and cost basis role forwards, and federal income tax returns for investment fund (Federal returns & 1099 Breakout Analysis) – $25,000

■	Prepare Federal and State extensions (If Applicable) – Included in the return fees

■	Prepare provision estimates – $2,000 Per estimate

State Tax Returns

■	Prepare state income tax returns for funds and blocker entities – $1,500 per state return

■	Sign state income tax returns – $2,000 per state return

■	Assist in filing state income tax returns – Included with preparation of returns

■	State tax notice consultative support and resolution – $1,000 per fund

Additional services not included above shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new liquidity risk management and reporting requirements).

Equity & Fixed Income Attribution Reporting

Fees are dependent upon portfolio makeup, services required, and benchmark requirements.

ESG Compliance Reporting Services

●	Monthly Investor Transparency Reporting $12,000 per annum per fund.

Global Fund Services will provide a portfolio level ESG risk rating – across several criteria – to either the investment manager or the underlying investors as needed monthly. The ESG risk rating will be derived from leading market vendor data received in respect of those equity or equity derived portfolio investments where the corresponding risk data can be sourced. The risk rating will be assigned at a portfolio level based on its month end holdings and will be expressed as either a percentage of Net Asset Value or as a percentage of total portfolio holdings.

AMENDMENT TO THE
TRANSFER AGENT SERVICING AGREEMENT

THIS AMENDMENT made and entered into as of the date last written on the signature page, and effective as of February 1, 2025 (the “Effective Date”), by and between U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”), COINSHARES VALKYRIE BITCOIN FUND (f.k.a. Valkyrie Bitcoin Fund), a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and COINSHARES CO., a Delaware corporation the sponsor of the Funds (the “Sponsor”).

WHEREAS, the parties entered into a Transfer Agent Servicing Agreement dated as of January 5, 2024, as assigned June 14, 2024 (the “Agreement”); and

WHEREAS, the parties desire to amend the series list in Exhibit A to reflect a name update; and

WHEREAS, the parties desire to amend the fees listed in Exhibit B of the Agreement; and

WHEREAS, Section 12 of the Agreement allows for its amendment by a written instrument executed by the parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective date, Exhibit A of the Agreement is hereby superseded and replaced with the Exhibit A attached hereto.

2.	As of the Effective date, Exhibit B of the Agreement is hereby superseded and replaced with the Exhibit B attached hereto.

3.	Except to the extent amended hereby, the Agreement remains in full force and effect.

SIGNATURES ON NEXT PAGE

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

COINSHARES VALKYRIE BITCOIN FUND

By:

Name:	Charles Butler

Title:	Principal Financial Officer

Date:	12/03/2025

COINSHARES CO.

By:

Name:	Charles Butler

Title:	Director

Date:	12/03/2025

U.S. BANCORP FUND SERVICES, LLC

By:

Name:	Greg Farley

Title:	Sr. Vice President

Date:	4/8/25

2

Exhibit A to the Transfer Agent Servicing Agreement

Separate Series of Trust

Name of Series

CoinShares Valkyrie Bitcoin Fund

Exhibit B to the Transfer Agent Servicing Agreement

Base Fee for Accounting, Administration, Transfer Agent & Account Services

The following-reflects the greater of the basis point fee or annual minimum where Adviser acts as investment adviser to the fund(s) in the same registered investment company.

Annual Minimum per Fund[1]		Basis Points on Trust AUM[1]
Funds 1-5	$50,000	First $250m	5 bps
Funds 6-10	$40,000	Next $250m	4 bps
Funds 11+	$30,000	Balance	3 bps

See Appendix A for Services and Associated Fees in addition to the Base Fee

See Appendix B for Optional Supplemental Services and Associated in addition to the Base Fee

Once a Fund is operational, should this service agreement with U.S. Bank be terminated prior to the end of the initial two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of the initial two-year period. Following the initial two-year period, this fee schedule will automatically renew (unless otherwise amended or terminated) for successive two-year periods, and should this service agreement with U.S. Bank be terminated prior to the end of such a two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of such two-year period.

Additional services not included herein shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new derivatives risk management and reporting requirements).

1 Subject to annual CPI increase: All Urban Consumers – U.S. City Average’ index provided that the CPI adjustment will not decrease the base fees (even if the cumulative CPI rate at any point in time is negative).

All annual fees described in this fee schedule (including appendices) are calculated pro rata and billed monthly

Appendix A

Accounting, Administration, Transfer Agent Services (in addition to the Base Fee)

Pricing Services

For daily pricing of each securities (estimated 252 pricing days annually)

■	$0.08 – Listed equity instruments and rates including but not limited to: Domestic Equities, Options, ADRs, Foreign Equities, Futures, Forwards, Currency Rates, Total Return Swaps

■	$0.50 – Lower Tier Cost Fixed Income Instruments including but not limited to: Domestic Corporate and Government Agency Bonds, Mortgage Backed Securities, and Municipal Bonds

■	$0.80 – Higher Tier Cost Fixed Income Instruments including but not limited to: CMO and Asset Backed Securities; Money Market Instruments; Foreign Bonds; and High Yield Bonds

■	$1.00- Bank Loans

■	Derivative Instruments are generally charged at the following rates:

○	$0.90 – Interest Rate Swaps, Foreign Currency Swaps

○	$1.50 – Swaptions

○	$3.00 – Credit Default Swaps

■	Intraday money market funds pricing, up to 3 times per day

■	$500 per Month Manual Security Pricing (>25 per day)

Note: Prices are based on using U.S. Bank primary pricing service which may vary by security type and are subject to change. Prices do not include set-up fees which may be charged on certain derivative instruments such as swaps. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security types, such as CLOs, CDOs and complex derivative instruments, which may result in additional swap set up fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action and Factor Services

Fee for ICE data used to monitor corporate actions

■	$2.00 per Foreign Equity Security per Month

■	$1.00 per Domestic Equity Security per Month

■	$2.00 per CMOs, Asset Backed, Mortgage Backed Security per Month

Third Party Administrative Data Charges (descriptive data for analytics, reporting and compliance)

■	$1 per security per month for fund administrative

SEC Modernization Requirements

■	Form N-PORT – $8,000 per year, per Fund

■	Form N-CEN – $250 per year, per Fund

10-Q / 10-K Support

■	$25,000 per fund per year*

*Provide financial data for include in the Fund’s 10-Q / 10-K filings.

Chief Compliance Officer Support Fee

■	CCO support annual fee of $3,000 per trust for each U.S. Bank service selected (administration, accounting, transfer agent, custodian)

This fee includes:

■	Access to the CCO Portal including business line Critical Procedures, Compliance Controls, Reporting on Testing of Compliance Controls, Annual U.S. Bank Global Fund Services CCO Review, SOC1 audits of business lines

■	Quarterly 38a-1 certifications to the CCO regarding any changes to critical policies, procedures and controls and compliance events as required under Rule 38a-1 of the Investment Company Act

■	Quarterly CCO teleconferences and other periodic events and webinars

■	CCO forums held periodically throughout the year in major cities

■	Annual client conference which includes CCO roundtable discussions
Note: the CCO Support team does NOT serve as the Fund CCO

5

Core Tax Services

M-1 book-to-tax adjustments at fiscal and excise year-end

Prepare tax footnotes in conjunction with fiscal year-end audit

■	Prepare Form 1120-RIC federal income tax return and relevant schedules

Prepare Form 8613 and relevant schedules

■	Prepare Form 1099-MISC Forms

Prepare Annual TDF FBAR (Foreign Bank Account Reporting) filing

■	Prepare state returns (Limited to two) and Capital Gain Dividend Estimates (Limited to two).

Miscellaneous Expenses

All other miscellaneous fees and expenses, including but not limited to the following, will be separately billed as incurred: Charges associated with accelerated effectiveness at DTCC, Portfolio Composition File (PCF) management services, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing and legal expenses, wash sales reporting (GainsKeeper), tax efiling, PFIC monitoring, conversion expenses (if necessary), and travel related costs.

Appendix B

OPTIONAL Services for Fund Accounting, Fund Administration & Portfolio Compliance (provided by U.S. Bank upon client need and/or request)

Daily Compliance Services

■	Base fee – $20,000 per fund per year

■	Setup – $2,500 per fund group

Quarterly Compliance Monitoring

■	Fees will be assessed.

SEC Derivatives Rule 18f-4 Confluence Technologies Offering

Offering	Price per Fund per Month
Limited Derivatives User	$120
Full Derivatives User (no OTC derivatives)	$300
Full Derivative User (with 1-5 OTC derivatives)	$400
Full Derivative User (with 5 or more OTC derivatives)	$500

Controlled Foreign Corporation (CFC)

■	U.S. Bank Fee Schedule plus $15,000

C- Corp Administrative Services

■	1940 Act C-Corp – U.S. Bank Fee Schedule plus $15,000

■	1933 Act C-Corp – U.S. Bank Fee Schedule plus $25,000

Section 15(c) Reporting

■	$2,000 per fund per standard reporting package*

*Standard reporting packages for annual 15(c) meeting

●	Expense reporting package: 2 peer comparison reports (adviser fee) and (net expense ratio with classes on one report) OR Full 15(c) report

●	Performance reporting package: Peer Comparison Report

■	Additional 15© reporting is subject to additional charges

■	Standard data source – Morningstar; additional charges will apply for other data services

6

Optional Tax Services

Additional services excluded from the Base Fee are:

■	Prepare book-to-tax adjustments & Form 5471 for Controlled Foreign Corporations (CFCs) - $5,000 per year

■	Additional Capital Gain Dividend Estimates – (First two included in core services) – $1,000 per additional estimate

■	State tax returns - (First two included in core services) – $1,500 per additional return

Tax Reporting –C-Corporations Federal Tax Returns

■	Prepare corporate Book to tax calculation, average cost analysis and cost basis role forwards, and federal income tax returns for investment fund (Federal returns & 1099 Breakout Analysis) – $25,000

■	Prepare Federal and State extensions (If Applicable) – Included in the return fees

■	Prepare provision estimates – $2,000 Per estimate

State Tax Returns

■	Prepare state income tax returns for funds and blocker entities – $1,500 per state return

●	Sign state income tax returns – $2,000 per state return
●	Assist in filing state income tax returns – Included with preparation of returns
●	State tax notice consultative support and resolution – $1,000 per fund

Additional services not included above shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new liquidity risk management and reporting requirements).

Equity & Fixed Income Attribution Reporting

Fees are dependent upon portfolio makeup, services required, and benchmark requirements.

ESG Compliance Reporting Services

●	Monthly Investor Transparency Reporting $12,000 per annum per fund.

Global Fund Services will provide a portfolio level ESG risk rating – across several criteria – to either the investment manager or the underlying investors as needed monthly. The ESG risk rating will be derived from leading market vendor data received in respect of those equity or equity derived portfolio investments where the corresponding risk data can be sourced. The risk rating will be assigned at a portfolio level based on its month end holdings and will be expressed as either a percentage of Net Asset Value or as a percentage of total portfolio holdings

7

SECOND AMENDMENT TO THE

TRANSFER AGENT SERVICING AGREEMENT

THIS SECOND AMENDMENT is made and entered into as of the last date written on the signature page below (the “Effective Date”), by and between U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. Bank Global Fund Services, a Wisconsin limited liability company (“Fund Services”), VALKYRIE BITCOIN FUND, a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and COINSHARES CO, a Delaware corporation the sponsor of the Funds (the “Sponsor”).

WHEREAS, the parties entered into a Transfer Agent Servicing Agreement dated as of January 5, 2024, as assigned June 14, 2024 (the “Agreement”); and

WHEREAS, the parties desire to amend Exhibit A of the Agreement, the funds list of the Trust, to add CoinShares Solana Staking ETF and CoinShares XRP ETF; and

WHEREAS, Section 12 of the Agreement allows for its amendment by a written instrument executed by the parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective date, Exhibit A of the Agreement is hereby superseded and replaced with the Exhibit A attached hereto.

2.	Except to the extent amended hereby, the Agreement remains in full force and effect.

SIGNATURES ON NEXT PAGE

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

VALKYRIE BITCOIN FUND

By:

Name:	Charles Butler

Title:	Director

Date:	24/09/2025

COINSHARES CO

By:

Name:	Charles Butler

Title:	Director

Date:	24/09/2025

U.S. BANCORP FUND SERVICES, LLC

By:

Name:	Gregory Farley

Title:	Senior Vice President

Date:	September 26, 2025

2

EXHIBIT A

to the Custody Agreement

Separate Series of Trust

Name of Series

CoinShares Bitcoin ETF

CoinShares Solana Staking ETF

CoinShares XRP ETF